Exhibit 10.1

FIRST AMENDMENT AND

INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS FIRST AMENDMENT AND INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT, dated as of December 17, 2018 (this “Agreement”), is among NUVEEN GLOBAL CITIES REIT OP, LP, a Delaware limited partnership (the “Borrower”), NUVEEN GLOBAL CITIES REIT, INC., a Maryland corporation (“Parent”), the other Loan Parties solely for the purpose of Section VII hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and each of the Lenders (including, without limitation, the Additional Lenders (defined below)).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto and the Agent are parties to the Credit Agreement, dated as of October 24, 2018 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested an increase in Revolving Commitments pursuant to Section 2.17 of the Credit Agreement (such increase in Revolving Commitments, the “Incremental Revolving Commitments”), and that the Agent and Lenders enter into this Agreement to amend the Credit Agreement, in each such case, as more particularly set forth herein, and the Agent and Lenders have agreed to do so, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.

COMMITMENTS. Each Lender hereby commits, severally, but not jointly, on the terms set forth in this Agreement to make the Incremental Revolving Commitments as set forth on Schedule A available to the Borrower on the First Amendment Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Revolving Commitments, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto.

II.	AMENDMENTS. Pursuant to Section 13.6 of the Credit Agreement, the parties hereto agree that the Credit Agreement is amended as follows:

A.	The definition of “LIBOR” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“LIBOR” means, subject to the implementation of a Replacement Rate in accordance with Section 5.3(b), with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate as set by the ICE Benchmark Administration (“ICE”) (or a comparable or successor quoting service) for deposits in Dollars for a period equal to the applicable Interest Period as published on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the Eurodollar Reserve Percentage. Any change in the maximum rate of reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective. Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Replacement Rate with respect thereto) be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 5.3(b), in the event that a Replacement Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Replacement Rate.

B.	Section 2.6(b) of the Credit Agreement is hereby amended by replacing the words “first day of each month” in the second line thereof with “fifth day of each month”.

C.	Section 2.14 of the Credit Agreement is hereby amended by replacing the words “Section 3.5.(c)” in the twentieth line thereof with “Section 3.5.(e)”.

D.	Section 5.3(b) of the Credit Agreement is hereby amended as follows:

(1)    amending and restating the second sentence thereof as follows:

“In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 5.3(b).”

(2)    deleting the parenthetical “(which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects)” in the third sentence thereof in its entirety.

E.	Section 6.2 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety.

F.

Section 12.3 of the Credit Agreement is hereby amended by deleting the parenthetical “(together with a reasonable written explanation of the reasons behind such objection)” in the second sentence thereof in its entirety.

III.

REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties in Article VII of the Credit Agreement and the other Loan Documents, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

IV.	CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “First Amendment Effective Date”) on which the following conditions are satisfied:

A.	The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Lender and the Agent.

B.	If so requested by any Additional Lender, the Agent shall have received a Note made by the Borrower and payable to such Additional Lender.

C.	The Agent shall have received a duly executed Notice of Borrowing with respect to the Incremental Revolving Loans.

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D.

The Agent shall have received a certificate of the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and each Guarantor, dated as of the First Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, and (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the delivery thereof to the Agent on the Closing Date.

E.

The Agent shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Borrower and the other Loan Parties, dated as of the First Amendment Effective Date, addressed to the Agent, the Issuing Banks and the Lenders and covering such matters as the Agent may reasonably request.

F.

The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent, the Arranger and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

G.

Upon the reasonable request of any Lender made at least ten (10) days prior to the First Amendment Effective Date, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the First Amendment Effective Date.

H.	As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

I.	After giving effect to this Agreement, the Borrower is in compliance with the requirements of Section 2.17 of the Credit Agreement.

V.

TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitments and any Loan made using the Incremental Revolving Commitments (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable. Upon the occurrence of the First Amendment Effective Date, the Incremental Revolving Commitments and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitments and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis.

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VI.

CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of each Lender to make (i) its Incremental Revolving Commitments available, in each case, on the First Amendment Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Incremental Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VII.

CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VIII.

ADDITIONAL LENDERS. Each of the lenders listed on the signature pages hereto (each, together with its successors and permitted assigns, an “Additional Lender”), Agent and the Borrower agree that as of the First Amendment Effective Date, each Additional Lender shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, including, without limitation, this Agreement. Each Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will execute such documents and agreements as the Agent may reasonably request and, in the case that such Lender is organized under the laws of a jurisdiction outside of the United States, provide to the Agent its name, address, tax identification number and/or such other information as shall be necessary for the Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the PATRIOT Act; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

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IX.

POST-CLOSING COVENANT. No later than ten (10) days after the First Amendment Effective Date (or such later date as the Agent may approve at the direction of the Requisite Lenders), the Borrower shall deliver to the Agent a certificate of good standing with respect to Parent issued as of a recent date by the Department of Assessments and Taxation of the State of Maryland.

X.	MISCELLANEOUS.

A.	Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.

On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.	This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 13.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.

Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

NUVEEN GLOBAL CITIES REIT OP, LP

By:	Nuveen Global Cities REIT, Inc., its general partner

By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

NUVEEN GLOBAL CITIES REIT, INC.

By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

[First Amendment and Incremental Revolving Commitment Assumption Agreement]

NR DENVER INDUSTRIAL PORTFOLIO LLC

By:	Nuveen Global Cities REIT OP, LP, its sole member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

NR 844 NORTH LLC

By:	Nuveen Global Cities REIT OP, LP, its sole member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

NR KIRKLAND CROSSING LLC

By:	Nuveen Global Cities REIT OP, LP, its sole member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

NR TACARA AT STEINER RANCH LLC

By:	Nuveen Global Cities REIT OP, LP, its sole member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

NR DEFOOR HILLS LLC

By:	Nuveen Global Cities REIT OP, LP, its sole member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

NR MAIN STREET AT KINGWOOD LLC

By:	Nuveen Global Cities REIT OP, LP, its sole member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	TH Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

[First Amendment and Incremental Revolving Commitment Assumption Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Ricky Nahal
	Name:	Ricky Nahal
	Title:	Vice President

[First Amendment and Incremental Revolving Commitment Assumption Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Susan Caruso
	Name:	Susan Caruso
	Title:	SVP

[First Amendment and Incremental Revolving Commitment Assumption Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Christian Lunt
	Name:	Christian Lunt
	Title:	Executive Director

[First Amendment and Incremental Revolving Commitment Assumption Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher R. Coburn
	Name:	Christopher R. Coburn
	Title:	Vice President

[First Amendment and Incremental Revolving Commitment Assumption Agreement]

SCHEDULE A

TO FIRST AMENDMENT AND INCREMENTAL COMMITMENT ASSUMPTION

AGREEMENT

Incremental Revolving Commitment Lender	Incremental Revolving Commitment
BANK OF AMERICA, N.A.	$30,000,000.00
JPMORGAN CHASE BANK, N.A.	$30,000,000.00
U.S. BANK NATIONAL ASSOCIATION	$30,000,000.00
Total	$90,000,000.00

SCHEDULE B

TO FIRST AMENDMENT AND INCREMENTAL COMMITMENT ASSUMPTION

AGREEMENT

Aggregate Revolving Commitments after giving effect to the Incremental Revolving Commitments

Lender	Aggregate Revolving Credit Commitments
WELLS FARGO BANK, NATIONAL ASSOCIATION	$60,000,000.00
BANK OF AMERICA, N.A.	$30,000,000.00
JPMORGAN CHASE BANK, N.A.	$30,000,000.00
U.S. BANK NATIONAL ASSOCIATION	$30,000,000.00
Total	$150,000,000.00